SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2017

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street
Warren, Pennsylvania	16365
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (814) 726-2140

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an merging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                      Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07                                          Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Northwest Bancshares, Inc. (the "Company") was held on April 19, 2017. The Matters listed below were submitted to a vote of he shareholders through the solicitation of proxies, and the proposals are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on March 7, 2017. The final results of the shareholder votes are as follows:

Proposal 1 - Election of Directors

	For	Withheld	Broker Non-Votes
William J. Wagner	71,405,062	2,569,141	12,544,845

Sonia M. Probst	73,222,355	751,848	12,544,845

William F. McKnight	73,243,254	730,949	12,544,845

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Shareholders approved the ratification of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017.

For	85,876,762
Against	529,094
Abstain	113,192
Broker Non-Votes	0

Proposal 3 - An advisory, non-binding resolution to approve executive compensation described in the Proxy Statement

The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the Proxy Statement as follows:

For	70,653,476
Against	2,887,723
Abstain	433,004
Broker Non-Votes	12,544,845

Proposal 4 - An advisory, non-binding proposal with respect to the frequency that shareholders will vote on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
55,168,197	251,551	18,180,100	374,355	12,544,845

In light of the voting results concerning the frequency with which shareholders will be provided an advisory, non-binding vote on executive compensation as delivered at the Annual Meeting, the Company’s Board of Directors intends that the Company will hold an annual advisory, non-binding vote on its executive compensation.

Item 8.01    Other Events

On April 19, 2017, the Company made the slide presentation attached as Exhibit 99.1 to shareholders during its Annual Shareholders Meeting.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits

Exhibit No.	Description

99.1	Slide presentation made to shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	April 20, 2017	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer